Exhibit 10.20
BILL OF SALE

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, US REAL ESTATE LIMITED PARTNERSHIP, a Texas limited partnership (the “Seller”), hereby conveys to ARC HDCOLSC001, LLC, a Delaware limited liability company (the “Purchaser”), all of Seller’s right, title and interest in and to those certain items of personal property reflected on Exhibit A attached hereto and incorporated by reference herein, to the extent it exists at the Property and Seller has a right to claim title (the “Personal Property”) relating to certain real property more particularly described in Exhibit B attached hereto.

Seller has not made and does not make any express or implied warranty or representation of any kind whatsoever with respect to the Personal Property, including, but not limited to: merchantability of the Personal Property or its fitness for any particular purpose; the design or condition of the Personal Property; the quality or capacity of the Personal Property; workmanship or compliance of the Personal Property with the requirements of any law, rule, specification or contract pertaining thereto; patent infringement or latent defects. Purchaser accepts the Personal Property on an “AS IS, WHERE IS” basis, and “WITH ALL FAULTS.”

IN WITNESS WHEREOF, Seller has caused this instrument to be executed and delivered as of the 6 day of November, 2009.

SELLER:

US REAL ESTATE LIMITED PARTNERSHIP, a Texas limited partnership

By:	USAA REAL ESTATE COMPANY,
a Delaware corporation, its general partner

	By:	/s/ John G. Post
	Name:	John G. Post
	Title:	Assistant Vice President

EXHIBIT A

PERSONAL PROPERTY

None.

EXHIBIT B

LEGAL DESCRIPTION

ALL THAT CERTAIN PIECE, PARCEL OR TRACT OF LAND WITH ANY IMPROVEMENTS THEREON, CONTAINING 52.42 ACRES, SITUATED, LYING AND BEING APPROXIMATELY 3.6 MILES EAST OF SOUTH CONGAREE, THE COUNTY OF LEXINGTON, STATE OF SOUTH CAROLINA, ON THE NORTH SIDE OF A PUBLIC ROAD KNOWN AS PINE RIDGE DRIVE (SR-103, A VARIABLE RIGHT-OF-WAY), BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE SOUTH WESTERN RIGHT-OF-WAY OF A PUBLIC ROAD KNOWN AS U.S. HIGHWAY #321, #176, #21 AND THE SOUTHEASTERN RIGHT-OF-WAY OF A PUBLIC ROAD KNOWN AS SANDHILLS PARKWAY (A 66' RIGHT-OF-WAY), FROM SAID POINT OF COMMENCEMENT RUNNING ALONG THE SOUTHEASTERN RIGHT-OF-WAY OF SANDHILL PARKWAY S56°33'45"W FOR A DISTANCE OF 547.97' TO A 5/8" REBAR FOUND AT THE INTERSECTION OF A PUBLIC ROAD KNOWN AS FOSTER BROTHERS DRIVE (A 66' RIGHT-OF-WAY), THENCE TURNING AND RUNNING ALONG THE NORTHEASTERN RIGHT-OF-WAY OF FOSTER BROTHERS DRIVE S11°33'45"W FOR A DISTANCE OF 43.10' TO THE END OF THE EXISTING FOSTER BROTHERS DRIVE AND TO A 5/8" REBAR FOUND, THENCE TURNING AND RUNNING ALONG THE NORTHEASTERN RIGHT-OF-WAY OF THE PROPOSED 66' WIDE EXTENSION OF FOSTER BROTHERS DRIVE S33°29'15"E FOR A DISTANCE OF 750.01' TO A 1/2" REBAR SET, THENCE CONTINUING ALONG THE NORTHEASTERN RIGHT-OF-WAY OF A PROPOSED 70' RADIAL CUL-DE-SAC OF THE EXTENSION OF FOSTER BROTHERS DRIVE ALONG A CURVE TO THE RIGHT S31°25'24"E FOR A DISTANCE OF 125.76', A RADIUS OF 70.00' AND A LENGTH OF 156.23' TO A 1/2" REBAR SET BEING THE POINT OF BEGINNING, FROM SAID POINT OF BEGINNING THENCE TURNING AND LEAVING THE PROPOSED CUL-DE-SAC OF FOSTER BROTHERS DRIVE AND RUNNING THROUGH PROPERTY OF FOSTER BROTHERS DRIVE DIXIANA SAND COMPANY S01°06'30"W FOR A DISTANCE OF 1187.24' TO A 1/2" REBAR SET ON THE NORTHERN RIGHT-OF-WAY OF A PROPOSED ROAD; SAID ROAD RUNNING THROUGH PROPERTY OF FOSTER BROTHERS DIXIANA SAND COMPANY, THENCE TURNING AND RUNNING ALONG THE NORTHERN RIGHT-OF-WAY OF SAID PROPOSED ROAD ALONG A CURVE TO THE RIGHT S74°4'47"W FOR A DISTANCE OF 700.25', A RADIUS OF 1195.59' AND A LENGTH OF 710.67' TO A 1/2" REBAR SET ON THE NORTHERN RIGHT-OF-WAY OF A PUBLIC PAVED ROAD KNOWN AS PINE RIDGE DRIVE (SR-103, A VARIABLE RIGHT-OF-WAY), THENCE CONTINUING ALONG THE NORTHERN RIGHT-OF-WAY OF PINE RIDGE DRIVE N88°53'52"W FOR A DISTANCE OF 33.36' TO A 1/2" REBAR SET, THENCE CONTINUING ALONG THE NORTHERN RIGHT-OF-WAY OF PINE RIDGE DRIVE N88°47'52"W FOR A DISTANCE OF 405.20' TO A 1/2" REBAR SET, THENCE CONTINUING ALONG THE NORTHERN RIGHT-OF-WAY OF PINE RIDGE DRIVE ALONG A CURVE TO THE LEFT S89°10'29"W FOR A DISTANCE OF 405.56', A RADIUS OF 5729.10' AND A LENGTH OF 405.65' TO A 1/2" REBAR SET, THENCE CONTINUING ALONG THE NORTHERN RIGHT-OF-WAY OF PINE RIDGE DRIVE S87°12'24"W FOR A DISTANCE OF 331.33' TO A 1/2" REBAR SET, THENCE TURNING AND LEAVING THE NORTHERN RIGHT-OF-WAY OF PINE RIDGE DRIVE AND RUNNING ALONG PROPERTY OF FOSTER BROTHERS DIXIANA SAND COMPANY N01°06'14"E FOR A DISTANCE OF 1222.57' TO A 1/2" REBAR SET, THENCE CONTINUING ALONG PROPERTY OF FOSTER BROTHERS DIXIANA SAND COMPANY S88°53'30"E FOR A DISTANCE OF 1156.78' TO A 1/2" REBAR SET, THENCE CONTINUING ALONG PROPERTY OF FOSTER BROTHERS DIXIANA SAND COMPANY N56°30'44"E FOR A DISTANCE OF 620.89' TO A 1/2" REBAR SET ON THE SOUTH WESTERN RIGHT-OF-WAY OF THE PROPOSED 66' WIDE EXTENSION OF FOSTER BROTHERS DRIVE, THENCE TURNING AND RUNNING ALONG THE RIGHT-OF-WAY OF THE PROPOSED 66' WIDE EXTENSION OF FOSTER BROTHERS DRIVE S33°29'15"E FOR A DISTANCE OF 95.56' TO A 1/2" REBAR SET, THENCE CONTINUING ALONG THE RIGHT-OF-WAY OF THE PROPOSED 66' WIDE EXTENSION OF FOSTER BROTHERS ALONG A CURVE TO THE LEFT S59°33'01"E FOR A DISTANCE OF 139.91', A RADIUS OF 70.00' AND A LENGTH OF 214.87' TO THE POINT OF BEGINNING.

TOGETHER WITH, GRANTEE'S EASEMENT RIGHTS ACCRUING UNDER THAT CERTAIN ACCESS, SLOPE AND UTILITY EASEMENT AGREEMENT BY AND BETWEEN SANDHILLS DEVELOPMENT COMPANY, F/K/A FOSTER BROS. DIXIANA SAND COMPANY, AND HOME DEPOT U.SA., INC., RECORDED MAY 19, 2009 IN BOOK 13603, AT PAGE 155 OF THE LEXINGTON COUNTY REGISTER OF DEEDS.

ALSO TOGETHER WITH, GRANTEE'S EASEMENT RIGHTS ACCRUING UNDER THAT CERTAIN DRAINAGE AND CONSTRUCTION EASEMENT AGREEMENT BY AND BETWEEN SANDHILLS DEVELOPMENT COMPANY, F/K/A FOSTER BROS.DIXIANA SAND COMPANY, AND HOME DEPOT U.S.A., INC., RECORDED MAY 19, 2009 IN BOOK 13603, AT PAGE 174 OF THE LEXINGTON COUNTY REGISTER OF DEEDS.